EXHIBIT 10.7 - PMR AND ASSOCIATES INVESTOR RELATION
               AGREEMENT DATED JANUARY 4, 1999.
------------------------------------------------------------
<P>
                    PMR and ASSOCIATES
            1042 North El Camino Real, Suite B-266
                Encinitas, California, 92024
                   760-612-3643 Phone
<P>
Mr. Gene Chiramonte Chairman
Auxer Group
<P>
     RE: Investor Relations Proposal--Auxer Group
     (OTC-BB "AUXER")
<P>
Dear Mr. Chiramonte;
<P>
Thank you for your interest in PMR and Associates' services in the investor relations field. Enclosed please find my firms marketing contract and promotional materials. Should you or your attorney have any questions regarding this proposal please do not hesitate to contact me at your earliest convenience.
<P>
                     PROPOSAL OUTLINE
<P>
     PMR and Associates will provide full investor relations services for Auxer Group, Inc. pursuant to the terms and conditions in the attached agreement,
<P>
                       COMPENSATION
                       -------------
<P>
A. Retainer: $3,500 per month- three month minimum contract payable, in free trading common stock
<P>
B. Arrange for financing or investment capital according to a separate finder's foe agreement.
<P>
C. Auxer Group Inc. agrees to grant Patrick M. Rest or his assigns an option to purchase 5,000,000 (five million) free trading shares of common stock for a purchase price of.04 (four cents). The option expires on February 15, 1999.
<P>
                      SERVICES PROVIDED
                      -----------------
<P>
     A. Assist in the creation of a investor relations
package.
     B. Broker/Dealer Relations: Disseminate Ilk packages M
pre qualified brokers.
     C. Introduction to Market Makers interested in making a
market in AXGI
     D. Increase awareness amongst institutional and
Individual investors.
     E. Introduce industry analyst to the company.
     F. Assist in the development of an investor relations
website.
     G. Assist In the drafting, and dissemination of press releaser through appropriate wire services.
     H. Maintain broadcast fax list and/mailing list for new press releases and corporate updates.
     I. Answer all shareholder inquiries.
     J. Organise and attend an conferences or industry
forums on behalf of AXGI.
<P>
     Thank you for your time and I look forward to a successful future between our two companies.
<P>
     AGREED Upon By /s/Patrick M. Rost, PMR & Associates
     1-4-99 DATE
<P>
     AGREED Upon By: /s/ Gene Chiaramonte, Chairman Auxer
1-4-99 DATE
<P>
Sincerely;
Patrick N1. Rust
PMR and Associates